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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) INTERNATIONAL
                     GROWTH FUND

                     ANNUAL REPORT o MAY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 36 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Barry P. Dargan]
     Barry P. Dargan

For the 12 months ended May 31, 2002, Class A shares of the fund provided a total return of -8.07%, Class B shares -8.55%, Class C shares -8.54%, and Class I shares -6.68%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns over the same period of -9.32% and -6.23%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Funds Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper Index is an unmanaged, net-asset-value-weighted index of the top qualifying mutual funds within the International Fund category, which invests its assets in securities with primary trading markets outside of the United States. The index has been adjusted for the reinvestment of capital gains distributions and income dividends. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.61%.

Q.  WHAT DROVE PERFORMANCE OVER THE PERIOD?

A. In our semiannual report six months ago, we mentioned that we were starting to favor more economically sensitive companies, in the hope that a global recovery was gathering steam. However, we also said that "we continued to have a strong defensive element in the fund, as we believe it is possible that we could see another downturn before a full-fledged recovery takes hold."

    The latter remark proved to be prophetic in 2002; our more defensive holdings drove performance, even as the global economy sputtered. Our strong overweighting in the consumer staples sector, as compared to our benchmark MSCI EAFE Index, contained many of our better-performing stocks. Companies that made mundane items such as cleaning products, diapers, chocolate, and bottled beverages did well because they made things that consumers generally would not do without, despite a bad economy.

Q. WHAT ABOUT THE MOVE INTO MORE "HIGH-BETA" STOCKS -- COMPANIES THAT YOU FELT MIGHT BENEFIT MORE STRONGLY IN A RECOVERY -- THAT YOU BEGAN EARLY IN THE PERIOD AND MENTIONED IN THE SEMIANNUAL REPORT? HOW HAS THAT FARED IN 2002?

A. After an encouraging fourth-quarter 2001 rally, most global economies retreated in 2002. Our response has been to back off a bit on our high-beta investments and invest more defensively than we had planned six months ago. That said, some of our more aggressive investments did well over the period, in part because our research helped us get out of some stocks at opportune times.

    The most prominent example was Samsung, a South Korean electronics manufacturer whose main semiconductor product is DRAMs, or Dynamic Random Access Memory chips. We bought a large Samsung position in 2001 when DRAM prices were rising, and the stock performed well while we held it. When our industry analyst saw DRAM prices beginning to fall in 2002, we were able to take our profits before the company's share price fell substantially.

Q.  WHAT AREAS OF THE PORTFOLIO UNDERPERFORMED OVER THE PERIOD?

A. Our insurance holdings have not done as well as we had hoped. After a long period in which insurers seemed unable to raise policy rates, our research indicated that trend was reversing over the past year or so. We invested in firms such as QBE Insurance in Australia and Bermuda-based reinsurers Ace Limited and XL Capital, believing that higher policy prices would benefit the stocks. Although policy rates have gone up, the market seemed to be taking a wait-and-see position on the stocks -- in part due to the fear that further terrorist attacks could hurt the industry. Our belief, as of the end of the period, is that a strong pricing cycle will still benefit the stocks, but we may have been early in our investments.

    In the short term, relative performance was also hurt by our underweighted position in Japan, which experienced a strong rally over the period. Our belief has been that Japan is still plagued by fundamental problems, including an unsound banking system with huge amounts of bad debt and a lack of labor market and other regulatory reforms. Until we see indications these issues are being addressed, we think any market rally will be short-lived, and we expect to remain underweighted in Japanese stocks.

    Our cellular telephone holdings were frankly an area of disappointment, particularly our stake in U.K.-based Vodafone. We think the market's perception of the industry changed over the period. Industry leaders such as Vodafone and Japan-based DoCoMo, which had formerly been viewed as young, high-growth companies, came to be seen as mature, slower-growing firms. This, coupled with a general decline in telecom stocks, hurt the value of our holdings. As of the end of the period, our thinking was that these stocks had fallen to prices that made them attractive on a long-term basis, and we have so far held on to our positions.

Q.  WHERE DID YOU UNCOVER NEW OPPORTUNITIES OVER THE PERIOD?

A. In the automotive and auto parts area, we added several names to the portfolio, including Nissan and Stanley Electric in Japan, and BMW, Porsche, Beru, and Edscha in Germany. Our reasoning was that low interest rates in the United States have driven high-ticket consumer purchases such as autos and houses, and we see that low-interest environment continuing for a while.

    In the leisure sector, we increased our holdings in media firms, investing in companies that our research indicated had dominant shares of their respective markets. Many of these firms had seen share prices tumble to bargain valuations as advertising, their chief source of revenue, fell off in the recession. We invested in these companies based on our experience that advertising has been one of the first areas to bounce back in previous recoveries. Examples included newspaper franchises Johnston Press in the United Kingdom and Associated Press News in Australia.

    In Japan and Korea, we invested in several credit card companies because we saw a structural change occurring in those societies. Consumers were beginning to use credit cards in two economies that had previously relied mainly on cash. Our research uncovered firms such as Aeon Credit and Credit Saison in Japan and Kookmin Credit in Korea that we believed were well managed and had strong growth potential.

Q.  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We think we're going to see a recovery that remains anemic for some time, allowing interest rates to stay relatively low. We don't expect to see a robust recovery until corporate capital spending picks up. What's holding that back, in our view, is the glut of capital spending we saw in the late 1990s; many industries still have simply too much capacity, and that will take time to work through. In the near term, that overcapacity means there will be a lack of pricing power in most industries and low prices will mean low profits for many companies. We see that as a general problem around the globe.

Q. THAT SOUNDS LIKE AN ENVIRONMENT THAT COULD REWARD STRONG STOCKPICKING. WOULD YOU AGREE?

A. Yes, we think the good news is that this kind of market plays to our strength as research-based, bottom-up investors in individual companies. We just mentioned specific opportunities we've uncovered in the auto, media, and credit card industries. Looking more broadly, we expect to see continued opportunities in the consumer staples area, because these companies make the daily necessities of life. Within that sector, we're looking for companies with solid franchises and strong brand recognition, because we believe the leading brands will deliver better pricing power.

    Getting back to our media investments for a moment, we think that one of the keys to achieving pricing power in a poor environment will be through advertising, and that may benefit our investments in newspaper and broadcasting companies. Looking ahead, then, we expect that consumer staples and media firms will remain two of the largest weightings in the portfolio.

    Across many sectors, we think a difficult market can offer opportunities to buy good companies at attractive prices. We've already seen that happen in health care, where we saw price declines in some pharmaceutical firms as a chance to increase our positions in those companies. We hope to see opportunities in the beaten-down technology sector. So our parting message to shareholders is that the glass is half full and we think even a poor market can be ripe with opportunity.

/s/ Barry P. Dargan

    Barry P. Dargan
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   BARRY P. DARGAN IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R))
   AND PORTFOLIO MANAGER OF THE INTERNATIONAL GROWTH EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   BARRY JOINED MFS IN 1996 FROM SBC WARBURG JAPAN LTD. IN TOKYO, WHERE AS EXECUTIVE DIRECTOR HE FOLLOWED JAPANESE STOCKS SINCE 1992. FROM 1988 TO 1992 HE WAS AN ANALYST IN THE JAPANESE EQUITY RESEARCH DEPARTMENT OF JAMES CAPEL PACIFIC LTD. IN TOKYO. HE WAS A EUROPEAN TECHNOLOGY ANALYST WITH UBS SECURITIES FROM 1985 TO 1988, BASED IN LONDON. HE WAS NAMED VICE PRESIDENT AT MFS IN 1996 AND PORTFOLIO MANAGER IN 2001.

   BARRY IS A GRADUATE OF THE CITY UNIVERSITY OF LONDON AND IS A CHARTERED ACCOUNTANT.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR
   PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:                          SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:              OCTOBER 24, 1995

  CLASS INCEPTION:                    CLASS A  OCTOBER 24, 1995
                                      CLASS B  OCTOBER 24, 1995
                                      CLASS C  JULY 1, 1996
                                      CLASS I  JANUARY 2, 1997

  SIZE:                               $84 MILLION NET ASSETS AS OF MAY 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to it's benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2002. Index information is from November 1, 1995.)
              MFS International      Lipper International
            Growth Fund - Class A        Funds Index            MSCI EAFE Index
"11/95"         $ 9,525                   $10,000                   $10,000
"5/97"           10,840                    12,936                    12,006
"5/98"           11,607                    14,908                    13,376
"5/99"           10,180                    14,672                    13,999
"5/00"           12,886                    18,159                    16,439
"5/01"           11,271                    15,208                    13,654
"5/02"           10,361                    14,261                    12,382

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  - 8.07%          +1.77%          -4.42%         + 8.77%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  - 8.07%          +0.59%          -0.90%         + 1.28%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  -12.44%          -1.03%          -1.86%         + 0.54%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  - 8.55%          +0.21%          -6.86%         + 5.05%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  - 8.55%          +0.07%          -1.41%         + 0.75%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  -12.21%          -0.86%          -1.76%         + 0.75%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                  - 8.54%          +0.22%          -6.89%         + 5.29%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  - 8.54%          +0.07%          -1.42%         + 0.78%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  - 9.46%          +0.07%          -1.42%         + 0.78%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                             - 6.68%          +5.73%          +0.24%         +14.28%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                             - 6.68%          +1.88%          +0.05%         + 2.04%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Average international fund+                     - 9.61%          -2.28%          +1.03%         + 4.07%
-------------------------------------------------------------------------------------------------------
Lipper International Funds Index+               - 6.23%          -0.94%          +1.97%         + 5.54%
-------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                - 9.32%          -4.01%          +0.62%         + 3.30%
-------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2002. Index information is from November 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class C share performance includes the performance of the fund's original share class (Class B). For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      21.3%
              CONSUMER STAPLES                        13.9%
              LEISURE                                 12.5%
              HEALTH CARE                             11.8%
              UTILITIES & COMMUNICATIONS              10.4%

TOP 10 STOCK HOLDINGS

GLAXOSMITHKLINE PLC  2.3%                          VODAFONE GROUP PLC  1.9%
U.K.-headquartered manufacturer of                 British telecommunications company
pharmaceuticals and health care products
                                                   ELSEVIER N.V.  1.9%
UNILEVER PLC  2.2%                                 Dutch publisher of scientific, legal, and
British food and consumer goods manufacturer       business information

TOTAL FINA ELF S.A.  2.1%                          DIAGEO PLC  1.9%
French oil and petrochemical company               British food and beverage conglomerate

QBE INSURANCE GROUP LTD.  2.0%                     SK TELECOM CO. LTD.  1.8%
Australian commercial insurance company            Korean cellular and wireless Internet service
                                                   provider
BP AMOCO PLC  1.9%
British oil and petrochemical company              ROYAL BANK OF SCOTLAND GROUP PLC  1.8%
                                                   Banking firm with operations in the United
                                                   Kingdom and the United States

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2002

Stocks - 97.4%
---------------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                          VALUE
---------------------------------------------------------------------------------------------------------------
Foreign Stocks - 95.8%
  Australia - 4.4%
    APN News & Media Ltd. (Publishing)*                                   183,672                   $   387,491
    News Corp Ltd. (Media)*                                               113,888                       811,630
    QBE Insurance Group Ltd. (Insurance)*                                 385,073                     1,607,344
    Tab Ltd. (Gaming)                                                     217,570                       381,478
    TABCORP Holdings Ltd. (Gaming)                                         59,790                       410,541
    Village Roadshow Ltd. (Entertainment)                                  87,230                        87,327
                                                                                                    -----------
                                                                                                    $ 3,685,811
---------------------------------------------------------------------------------------------------------------
  Belgium - 0.6%
    Dexia (Banks and Credit Cos.)*                                         30,000                   $   476,416
---------------------------------------------------------------------------------------------------------------
  Bermuda - 1.7%
    Accenture Ltd. (Business Services)*                                    18,980                   $   395,733
    Ace Ltd. (Insurance)                                                   13,950                       482,809
    XL Capital Ltd. (Insurance)                                             6,230                       551,480
                                                                                                    -----------
                                                                                                    $ 1,430,022
---------------------------------------------------------------------------------------------------------------
  Canada - 2.5%
    BCE, Inc. (Telecommunications)                                            113                   $     2,097
    Canadian National Railway Co. (Railroad)                               20,142                     1,000,050
    Encana Corp. (Utilities - Gas)*                                        16,200                       500,714
    Manulife Financial Corp. (Insurance)                                   20,680                       614,130
                                                                                                    -----------
                                                                                                    $ 2,116,991
---------------------------------------------------------------------------------------------------------------
  Croatia - 0.5%
    Pliva d.d., GDR (Medical and Health Products)                          27,740                   $   390,599
---------------------------------------------------------------------------------------------------------------
  Egypt - 0.2%
    Al Ahram Beverage Co. S.A.E., GDR (Beverages)*                         22,960                   $   181,384
---------------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Oyj (Telecommunications)                                         49,320                   $   704,490
---------------------------------------------------------------------------------------------------------------
  France - 10.9%
    Aventis S.A. (Pharmaceuticals)                                         20,750                   $ 1,443,228
    BNP Paribas S.A. (Banks and Credit Cos.)*                              13,330                       749,804
    Groupe Danone (Food & Beverage Products)                                3,930                       542,652
    L'Air Liquide S.A. (Gas)                                                6,100                       964,726
    Pernod Ricard Co. (Beverages)                                           5,040                       452,419
    Sanofi-Synthelabo S.A. (Medical & Health Products)                     15,600                       945,942
    Societe Television Francaise 1 (Entertainment)                         15,859                       485,635
    STMicroelectronics N.V. (Electronics)                                  23,970                       659,938
    Technip S.A. (Construction)*                                            5,830                       704,854
    Total Fina Elf S.A., "B" (Oils)                                        10,950                     1,706,205
    Wavecom S.A. (Telecommunications)                                      11,390                       467,883
                                                                                                    -----------
                                                                                                    $ 9,123,286
---------------------------------------------------------------------------------------------------------------
  Germany - 5.5%
    Bayerische Motoren Werke AG (Automotive)                                9,610                   $   411,541
    Beru AG (Automotive)                                                    6,100                       312,084
    Celanese AG (Chemicals)                                                29,250                       684,333
    Edscha AG (Automotive)                                                  9,480                       221,352
    Fresenius AG, Preferred (Medical Supplies)                              6,260                       398,642
    Fresenius Medical Care AG, Preferred (Medical Supplies)                21,850                       828,205
    Porsche AG (Automotive)                                                   718                       357,216
    ProSieben Sat. Media AG, Preferred (Broadcasting)                      37,640                       309,238
    SAP AG, ADR (Computer Software - Systems)                               3,720                       388,141
    Schering AG (Pharmaceuticals)                                          11,540                       694,691
                                                                                                    -----------
                                                                                                    $ 4,605,443
---------------------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Bottling (Beverages)                                          21,300                   $   336,068
---------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    SmarTone Telecommunications Holdings, Ltd.
      (Telecommunications - Wireless)                                     178,760                   $   207,415
---------------------------------------------------------------------------------------------------------------
  India - 0.9%
    Hindustan Lever Ltd. (Consumer Products)                               98,090                   $   370,342
    Housing Development Finance Corp., Ltd. (Financial
      Services)                                                            29,800                       365,592
                                                                                                    -----------
                                                                                                    $   735,934
---------------------------------------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Telekomunikasi Indonesia (Telecommunications)                      894,050                   $   419,488
---------------------------------------------------------------------------------------------------------------
  Ireland - 1.0%
    Irish Life & Permanent PLC (Financial Institutions)                    56,300                   $   849,922
---------------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                22,980                   $   373,655
---------------------------------------------------------------------------------------------------------------
  Italy - 0.8%
    Assicurazioni Generali S.p.A. (Insurance)                              28,120                   $   656,320
---------------------------------------------------------------------------------------------------------------
  Japan - 12.1%
    Aeon Credit Service Co., Ltd. (Financial Services)                      5,200                   $   326,833
    Asahi Breweries, Ltd. (Food & Beverage Products)                      114,000                     1,086,720
    Canon, Inc. (Business Machines)                                        22,000                       847,381
    Credit Saison Co. (Telecommunications)                                 20,000                       512,490
    Fujimi, Inc. (Electronics)                                             10,000                       221,596
    Honda Motor Co., Ltd. (Automotive)                                     13,000                       555,197
    Mimasu Semiconductor Industry Co., Ltd. (Electronics)                   7,400                        99,879
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                   98                       447,752
    Nissan Motor Co. (Automotive)                                          87,000                       617,623
    Nissin Co., Ltd. (Financial Services)                                  24,000                       202,289
    NTT DoCoMo, Inc. (Celluar Phones)                                         247                       668,751
    Sega Corp. (Entertainment)                                             18,000                       449,637
    Shin-Etsu Chemical Co., Ltd. (Chemicals)                               16,000                       644,641
    Shiseido Co., Ltd. (Consumer Products)                                 66,000                       872,200
    Sony Corp. (Electronics)                                                7,000                       406,124
    Stanley Electric Co., Ltd. (Electronics)                               26,000                       265,657
    Takeda Chemical Industries Co. (Pharmaceuticals)                        9,000                       405,399
    Tokyo Gas Co. Ltd. (Gas)                                              391,000                     1,071,233
    UNI-Charm Corp. (Forest and Paper Products)                            13,000                       454,633
                                                                                                    -----------
                                                                                                    $10,156,035
---------------------------------------------------------------------------------------------------------------
  Malaysia - 0.3%
    Perusahaan Otomobil Berhad (Automotive)                                77,000                   $   216,816
---------------------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Coca-Cola Femsa S.A., ADR (Beverages)                                  14,360                   $   366,180
    Grupo Televisa S.A., ADR (Entertainment)*                               7,750                       325,112
    Wal-Mart de Mexico S.A. de C.V. "Series C" (Retail)*                    1,754                         4,352
    Wal-Mart de Mexico S.A. de C.V. "Series V" (Retail)*                  117,440                       340,141
                                                                                                    -----------
                                                                                                    $ 1,035,785
---------------------------------------------------------------------------------------------------------------
  Netherlands - 8.4%
    Akzo Nobel N.V. (Chemicals)                                            19,050                   $   858,130
    Buhrmann N.V. (Business Services)*                                     42,745                       502,825
    Elsevier N.V. (Publishing)                                            115,470                     1,568,530
    Fugro N.V. (Engineering)*                                              10,370                       622,032
    Jomed N.V. (Medical and Health Products)                               20,850                       578,170
    Koninklijke Philips Electronics N.V. (Electronics)                     20,309                       632,142
    KPN N.V. (Telecommunications)                                         113,050                       496,054
    OPG Groep N.V. (Pharmaceuticals)                                       11,210                       497,118
    VNU N.V. (Publishing)*                                                 41,763                     1,294,465
                                                                                                    -----------
                                                                                                    $ 7,049,466
---------------------------------------------------------------------------------------------------------------
  Russia - 0.2%
    Mobile Telesystems, ADR (Telecommunications)                            6,290                   $   201,594
---------------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    United Overseas Bank Ltd. (Banks and Credit Cos.)                      54,310                   $   446,808
---------------------------------------------------------------------------------------------------------------
  South Korea - 2.5%
    Kookmin Credit Card Co., Ltd. (Finance)                                 7,200                   $   306,624
    Korea Exchange Bank Credit Services Co., Ltd. (Banks
      and Credit Cos.)                                                     13,560                       296,026
    SK Telecom Co., Ltd. (Telecommunications)                               6,690                     1,496,440
                                                                                                    -----------
                                                                                                    $ 2,099,090
---------------------------------------------------------------------------------------------------------------
  Spain - 3.2%
    Banco Santander Central Hispano S.A. (Banks and Credit Cos.)*          89,440                   $   825,826
    Compania de Distribucion Integral Logista, S.A. (Business Services)    14,120                       258,376
    Inditex (Retail)                                                       23,300                       482,696
    Telefonica, S.A. (Telecommunications)                                 105,751                     1,118,601
                                                                                                    -----------
                                                                                                    $ 2,685,499
---------------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Alfa Laval (Engineering)*                                              36,120                   $   333,682
    Capio AB (Healthcare)                                                  18,400                       156,761
    D. Carnegie & Co. AB (Financial Services)                              31,330                       292,648
                                                                                                    -----------
                                                                                                    $   783,091
---------------------------------------------------------------------------------------------------------------
  Switzerland - 6.1%
    Converium Holding AG (Insurance)                                       13,480                   $   731,273
    Givaudan S.A. (Chemicals)                                                 980                       382,954
    Julius Baer Holdings Ltd. (Financial Services)                          1,000                       286,543
    Nestle S.A. (Food & Beverage Products)                                  3,317                       804,563
    Syngenta AG (Chemicals)                                                16,805                     1,060,557
    Synthes-Stratec, Inc. (Medical & Health Products)                       1,650                     1,030,790
    UBS AG (Financial Services)*                                           16,145                       843,426
                                                                                                    -----------
                                                                                                    $ 5,140,106
---------------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    AU Optronics Corp. (Electronics)*                                      25,000                   $   295,000
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 28.5%
    BP Amoco PLC (Oils)*                                                  185,471                   $ 1,586,386
    British Sky Broadcasting Group PLC (Broadcasting)                      75,780                       814,364
    Cadbury Schweppes (Food and Beverage)                                 106,320                       777,252
    CGNU PLC (Insurance)*                                                  95,648                       893,622
    Compass Group PLC (Food & Beverage Products)                          116,160                       726,904
    Daily Mail & General Trust (Publishing)                                24,290                       275,236
    Diageo PLC (Food & Beverage Products)*                                121,465                     1,527,308
    GlaxoSmithKline PLC (Pharmaceutical)                                   89,390                     1,834,987
    HSBC Holdings PLC (Banks & Credit Cos.)*                               84,530                     1,050,526
    Intertek Testing Servicing PLC (Business Services)*                    39,500                       254,488
    Jardine Lloyd Thompson Group PLC (Insurance)                           20,100                       198,370
    Johnson Service Group PLC (Business Services)                          37,580                       223,530
    Johnston Press PLC (Printing and Publishing)                          126,668                       700,061
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                          68,630                       742,545
    Lonmin (Metals and Minerals)*                                          47,510                       857,190
    Maiden Group PLC (Advertising)                                         35,750                       178,398
    Mitie Group PLC (Business Services)                                    38,800                        80,556
    National Grid Group PLC (Telecommunications)*                         108,380                       792,312
    NEXT PLC (Retail)                                                      57,150                       834,754
    Reckitt Benckiser PLC (Consumer Goods & Services)*                     39,610                       701,915
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                50,774                     1,477,309
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)                      45,710                       415,698
    Six Continents PLC (Leisure)                                           29,680                       331,105
    Spirent PLC (Telecommunications)*                                     138,940                       247,836
    St. Jame's Place Capital PLC (Insurance)                               95,070                       342,639
    Standard Chartered PLC (Banks & Credit Cos.)                           65,220                       771,447
    Taylor Nelson Sofres PLC (Market Research)                            130,980                       443,336
    Tesco PLC (Retail)*                                                   204,950                       773,116
    Unilever PLC (Consumer Products)                                      195,560                     1,795,629
    Vodafone Group PLC (Telecommunications)                             1,039,758                     1,569,637
    WPP Group PLC (Advertising)                                            64,330                       669,685
                                                                                                    -----------
                                                                                                    $23,888,141
---------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                $80,290,675
---------------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.6%
  Business Services - 1.0%
    Manpower, Inc.                                                         20,620                   $   854,905
---------------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    AFLAC, Inc.                                                            15,290                   $   491,726
---------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                   $ 1,346,631
---------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $76,525,262)                                                         $81,637,306
---------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.3%
---------------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    The Student Loan Corp., due 6/03/02, at Amortized Cost               $  2,714                   $ 2,713,741
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $79,239,003)                                                    $84,351,047

Other Assets, Less Liabilities - (0.7)%                                                                (559,937)
---------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                 $83,791,110
---------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $79,239,003)             $ 84,351,047
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         9,111,495
  Foreign currency, at value (identified cost, $218,986)                219,528
  Cash                                                                   52,255
  Receivable for investments sold                                       570,666
  Receivable for fund shares sold                                        72,430
  Interest and dividends receivable                                     223,708
  Other assets                                                              752
                                                                   ------------
      Total assets                                                 $ 94,601,881
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $  9,111,495
  Payable for investments purchased                                   1,158,901
  Payable for fund shares reacquired                                    462,288
  Payable to affiliates -
    Management fee                                                        2,083
    Shareholder servicing agent fee                                         229
    Distribution and service fee                                          1,734
    Administrative fee                                                       41
  Accrued expenses and other liabilities                                 74,000
                                                                   ------------
      Total liabilities                                            $ 10,810,771
                                                                   ------------
Net assets                                                         $ 83,791,110
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 94,457,886
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      5,116,018
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (15,760,903)
  Accumulated net investment loss                                       (21,891)
                                                                   ------------
      Total                                                        $ 83,791,110
                                                                   ============
Shares of beneficial interest outstanding                            5,959,797
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $42,084,058 / 2,958,617 shares of
    beneficial interest outstanding)                                  $14.22
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $14.93
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $37,337,302 / 2,684,755 shares of
    beneficial interest outstanding)                                  $13.91
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,369,651 / 316,418 shares of
    beneficial interest outstanding)                                  $13.81
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $98.89 / 6.67 shares of beneficial
    interest outstanding)                                             $14.83
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2002
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $  1,562,858
    Income on securities loaned                                          89,238
    Interest                                                             48,131
    Foreign taxes withheld                                             (170,967)
                                                                   ------------
      Total investment income                                      $  1,529,260
                                                                   ------------
  Expenses -
    Management fee                                                 $    850,495
    Trustees' compensation                                               11,736
    Shareholder servicing agent fee                                      87,225
    Distribution and service fee (Class A)                              218,619
    Distribution and service fee (Class B)                              384,790
    Distribution and service fee (Class C)                               50,236
    Administrative fee                                                    6,822
    Custodian fee                                                       163,277
    Printing                                                             45,231
    Postage                                                              26,309
    Auditing fees                                                        35,570
    Legal fees                                                           12,705
    Miscellaneous                                                       184,948
                                                                   ------------
      Total expenses                                               $  2,077,963
    Fees paid indirectly                                                 (3,930)
    Reduction of expenses by investment adviser                         (65,453)
                                                                   ------------
      Net expenses                                                 $  2,008,580
                                                                   ------------
        Net investment loss                                        $   (479,320)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (4,608,224)
    Foreign currency transactions                                       (28,257)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (4,636,481)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (2,941,298)
    Translation of assets and liabilities in foreign currencies          12,891
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (2,928,407)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (7,564,888)
                                                                   ------------
          Decrease in net assets from operations                   $ (8,044,208)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                        2002                   2001
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $   (479,320)          $   (820,695)
  Net realized loss on investments and foreign
    currency transactions                                           (4,636,481)            (9,905,715)
  Net unrealized loss on investments and foreign
    currency translation                                            (2,928,407)            (3,225,522)
                                                                  ------------           ------------
      Decrease in net assets from operations                      $ (8,044,208)          $(13,951,932)
                                                                  ------------           ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $       --             $   (189,587)
  From net investment income (Class C)                                    --                   (4,121)
  From net investment income (Class I)                                    --                       (1)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                --               (3,949,269)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                --               (3,739,303)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                --                 (418,957)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                --                       (8)
  In excess of net investment income (Class A)                            --                  (15,243)
  In excess of net investment income (Class C)                            --                     (331)
                                                                  ------------           ------------
      Total distributions declared to shareholders                $       --             $ (8,316,820)
                                                                  ------------           ------------
Net increase (decrease) in net assets from fund share
  transactions                                                    $ (7,926,388)          $  2,377,240
                                                                  ------------           ------------
        Total decrease in net assets                              $(15,970,596)          $(19,891,512)
Net assets:
  At beginning of period                                            99,761,706            119,653,218
                                                                  ------------           ------------
At end of period (including accumulated net investment loss
  of $21,891 and 19,725, respectively)                            $ 83,791,110           $ 99,761,706
                                                                  ============           ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                ------------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $15.48            $19.19           $15.16          $17.78          $16.90
                                                     ------            ------           ------          ------          ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                    $(0.04)           $(0.08)          $ 0.05          $ 0.01          $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (1.22)            (2.24)            3.98           (2.20)           1.18
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $(1.26)           $(2.32)          $ 4.03          $(2.19)         $ 1.17
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $(0.06)          $ --            $ --            $(0.22)
  From net realized gain on investments and
    foreign currency transactions
                                                       --               (1.32)            --             (0.43)          (0.07)
  In excess of net investment income                   --               (0.01)            --              --              --
                                                     ------            ------           ------          ------          ------
     Total distributions declared to shareholders    $ --              $(1.39)          $ --            $(0.43)         $(0.29)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $14.22            $15.48           $19.19          $15.16          $17.78
                                                     ======            ======           ======          ======          ======
Total return(+)                                       (8.07)%          (12.54)%          26.58%         (12.30)%          7.08%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.06%             2.01%            2.04%           2.01%           2.01%
  Net investment income (loss)                        (0.30)%           (0.47)%           0.31%           0.09%          (0.08)%
Portfolio turnover                                      127%               84%             110%            100%            225%
Net assets at end of period (000 Omitted)           $42,084           $49,797          $60,133         $43,678         $53,659

  (S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                          $(0.05)
        Ratios (to average net assets):
          Expenses##                                   2.13%
          Net investment loss                         (0.37)%

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                ------------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $15.21            $18.89           $15.01          $17.71          $16.82
                                                     ------            ------           ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss(S)                             $(0.11)           $(0.17)          $(0.04)         $(0.07)         $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (1.19)            (2.19)            3.92           (2.20)           1.19
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $(1.30)           $(2.36)          $ 3.88          $(2.27)         $ 1.09
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $ --             $ --            $ --            $(0.13)
  From net realized gain on investments and
    foreign currency transactions                      --               (1.32)            --             (0.43)          (0.07)
                                                     ------            ------           ------          ------          ------
     Total distributions declared to shareholders    $ --              $(1.32)          $ --            $(0.43)         $(0.20)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $13.91            $15.21           $18.89          $15.01          $17.71
                                                     ======            ======           ======          ======          ======
Total return                                          (8.55)%          (12.93)%          25.85%         (12.80)%          6.59%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.56%             2.51%            2.54%           2.51%           2.51%
  Net investment loss                                 (0.80)%           (0.97)%          (0.21)%         (0.42)%         (0.57)%
Portfolio turnover                                      127%               84%             110%            100%            225%
Net assets at end of period (000 Omitted)           $37,337           $44,600          $53,764         $41,959         $59,055

  (S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                          $(0.12)
        Ratios (to average net assets):
          Expenses##                                   2.63%
          Net investment loss                         (0.87)%

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                ------------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $15.10            $18.79           $14.93          $17.62          $16.76
                                                     ------            ------           ------          ------          ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                    $(0.11)           $(0.17)          $ 0.01          $(0.07)         $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (1.18)            (2.19)            3.85           (2.19)           1.19
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $(1.29)           $(2.36)          $ 3.86          $(2.26)         $ 1.09
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $(0.01)          $ --            $ --            $(0.16)
  From net realized gain on investments and
    foreign currency transactions                      --               (1.32)            --             (0.43)          (0.07)
  In excess of net investment income                   --                --  +            --              --              --
                                                     ------            ------           ------          ------          ------
     Total distributions declared to shareholders    $ --              $(1.33)          $ --            $(0.43)         $(0.23)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $13.81            $15.10           $18.79          $14.93          $17.62
                                                     ======            ======           ======          ======          ======
Total return                                          (8.54)%          (12.98)%          25.94%         (12.87)%          6.62%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.56%             2.51%            2.54%           2.51%           2.52%
  Net investment income (loss)                        (0.80)%           (0.97)%           0.04%          (0.43)%         (0.56)%
Portfolio turnover                                      127%               84%             110%            100%            225%
Net assets at end of period (000 Omitted)            $4,370            $5,364           $5,756          $3,608          $3,380

  (S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                          $(0.12)
        Ratios (to average net assets):
          Expenses##                                   2.63%
          Net investment loss                         (0.87)%

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                ------------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $15.69            $19.45           $15.26          $17.81          $16.94
                                                     ------            ------           ------          ------          ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                    $ 0.18            $(0.01)          $(0.07)         $ 0.10          $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (1.04)            (2.27)            4.26           (2.22)           1.15
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $(0.86)           $(2.28)          $ 4.19          $(2.12)         $ 1.25
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $(0.16)          $ --            $ --            $(0.31)
  From net realized gain on investments and
    foreign currency transactions                      --               (1.32)            --             (0.43)          (0.07)
                                                     ------            ------           ------          ------          ------
     Total distributions declared to shareholders    $ --              $(1.48)          $ --            $(0.43)         $(0.38)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $14.83            $15.69           $19.45          $15.26          $17.81
                                                     ======            ======           ======          ======          ======
Total return                                          (6.68)%          (11.17)%          27.54%         (11.94)%          7.65%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.56%             1.51%            1.59%           1.51%           1.52%
  Net investment income (loss)                         1.23%            (0.08)%          (0.40)%          0.65%           0.59%
Portfolio turnover                                      127%               84%             110%            100%            225%
Net assets at end of period (000 Omitted)             $ -- +            $ -- +           $ -- +           $128            $155

  (S) The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment income                        $ 0.17
        Ratios (to average net assets):
          Expenses##                                   1.63%
          Net investment income                        1.16%

 + Class I net assets were less than $500.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $8,671,064. These loans were collateralized by cash of $9,111,495 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                      SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       9,111,495        $9,111,495

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,099 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $831 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses. During the year ended May 31, 2002, accumulated undistributed net investment loss decreased by $477,154, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $28,258, and paid-in capital decreased by $505,412 due to differences between book and tax accounting for currency transactions and net investment loss. This change had no effect on the net assets or net asset value per share.

The tax character of distributions declared for the years ended May 31, 2002 and May 31, 2001 was as follows:

                                                 MAY 31, 2002      MAY 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                     $  --          $4,536,434
  Long-term capital gain                                 --           3,780,386
                                                      -------        ----------
Total distributions declared                          $  --          $8,316,820
                                                      =======        ==========

As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Capital loss carryforward                    $(12,842,869)
          Unrealized gain                                 4,304,263
          Other temporary differences                    (2,128,170)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2009, $(619,236) and May 31, 2010 $(12,223,633).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets                    0.975%
      Average net assets in excess of $500 million                0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 1, 2001, may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,217 during the year ended May 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,566 for the year ended May 31, 2002. Fees incurred under the distribution plan during the year ended May 31, 2002, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,477 and $1,088 for Class B and Class C shares, respectively, for the year ended May 31, 2002. Fees incurred under the distribution plan during the year ended May 31, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2002, were $2,934, $165,951, and $12,193 for Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $108,222,158 and $116,810,107, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $80,050,758
                                                                  -----------
Gross unrealized appreciation                                     $ 8,911,325
Gross unrealized depreciation                                      (4,611,036)
                                                                  -----------
    Net unrealized appreciation                                   $ 4,300,289
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                            YEAR ENDED MAY 31, 2002               YEAR ENDED MAY 31, 2001
                                      -----------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            4,357,317       $ 66,680,854         9,740,055       $ 175,010,464
Shares issued to shareholders
  in reinvestment of distributions         --                 --              239,345           3,960,372
Shares reacquired                     (4,616,103)       (70,659,474)       (9,895,909)       (178,778,966)
                                      ----------       ------------        ----------       -------------
    Net increase (decrease)             (258,786)      $ (3,978,620)           83,491       $     191,870
                                      ==========       ============        ==========       =============

Class B shares
                                            YEAR ENDED MAY 31, 2002               YEAR ENDED MAY 31, 2001
                                      -----------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              597,375       $  8,877,706         1,616,946       $  29,275,656
Shares issued to shareholders
  in reinvestment of distributions         --                 --              207,780           3,384,015
Shares reacquired                       (845,696)       (12,182,326)       (1,737,224)        (31,212,847)
                                      ----------       ------------        ----------       -------------
    Net increase (decrease)             (248,321)      $ (3,304,620)           87,502       $   1,446,824
                                      ==========       ============        ==========       =============

Class C shares
                                            YEAR ENDED MAY 31, 2002               YEAR ENDED MAY 31, 2001
                                      -----------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              870,079       $ 12,754,454         2,003,911       $  35,450,079
Shares issued to shareholders
  in reinvestment of distributions         --                --                24,266             392,136
Shares reacquired                       (909,034)       (13,397,602)       (1,979,173)        (35,103,673)
                                      ----------       ------------        ----------       -------------
    Net increase (decrease)              (38,955)      $   (643,148)           49,004       $     738,542
                                      ==========       ============        ==========       =============

Class I shares
                                            YEAR ENDED MAY 31, 2002               YEAR ENDED MAY 31, 2001
                                      -----------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                --          $    --                  --          $     --
Shares issued to shareholders
  in reinvestment of distributions         --               --                  --                --
Shares reacquired                          --               --                 (0.317)                 (4)
                                      ----------       ------------        ----------       -------------
    Net increase (decrease)                --          $    --                 (0.317)      $          (4)
                                      ==========       ============        ==========       =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended May 31, 2002, was $920. The fund had no significant borrowings during the year.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the Fund), including the portfolio of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP
Boston, Massachusetts
July 5, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
-------------------------------------------------------------------------------

MFS(R) INTERNATIONAL GROWTH FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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
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
INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Barry P. Dargan+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management
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

MFS(R) INTERNATIONAL GROWTH FUND                             -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                              MIF-2  7/02  25M  86/286/386/886